      SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   April 14, 2003

First National Community Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	_______________	23-2900790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

102 E. Drinker St. Dunmore, PA 18512
(Address of Principal Executive Offices

(570) 346-7667
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item	5. OTHER EVENTS

On April 14, 2003, the Registrant issued the attached press release.

Item	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Exhibits

1. Press release dated April 14, 2003, regarding first quarter earnings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        FIRST NATIONAL COMMUNITY BANCORP, INC.

Date: April 14, 2003	By: /s/ William S. Lance
William S. Lance
Treasurer and Principal Financial Officer